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                                                                   Exhibit 10.20

                                LEASE AGREEMENT
                             BASIC LEASE INFORMATION

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LEASE DATE:                May 15, 2000

LANDLORD:                  LINCOLN-RECP HELLYER OPCO, L.L.C.,
                           a Delaware limited liability company

LANDLORD'S ADDRESS:        c/o Legacy Partners Commercial, Inc.
                           101 Lincoln Centre Drive, Fourth Floor
                           Foster City, California 94404-1167

TENANT: NEW FOCUS, INC.,
                           a California corporation

TENANT'S ADDRESS:          2630 Walsh Avenue
                           Santa Clara, California 95051, changing to:
                           4747 Hellyer Avenue, San Jose, California

PREMISES:                  Approximately 130,436 rentable square feet as shown on Exhibit A

PREMISES ADDRESS:          4747 Hellyer Avenue
                           San Jose, California

                           BUILDING:                             Approximately 175,980 rentable square feet
                           LOT:                                  APN 678-20-040
                           PARK: HELLYER OAKS TECHNOLOGY PARK:   Approximately 351,960
rentable square feet

TERM:                      September 1, 2000 ("Commencement Date"), through August 31, 2007
                           ("Expiration Date"), subject to adjustment pursuant to the terms of Section 2.1 hereof

BASE RENT (P. 3):          Two Hundred Sixty Thousand Eight Hundred Seventy Two and 00/100
                           Dollars ($260,872.00) per month commencing on the Commencement
                           Date through August 31, 2001

ADJUSTMENTS TO BASE RENT:  Effective September 1, 2001, the Base Rent shall increase to
                           $271,306.88 per month ($2.08 sf)

                           Effective September 1, 2002, the Base Rent shall increase to $282,159.15 per month ($2.1632 sf)

                           Effective September 1, 2003, the Base Rent shall increase to
                           $293,445.52 per month ($2.25 sf)

                           Effective September 1, 2004, the Base Rent shall increase to
                           $305,183.34 per month ($2.34 sf)

                           Effective September 1, 2005, the Base Rent shall increase to $317,340.67 per month ($2.433 sf)

                           Effective September 1, 2006, the Base Rent shall increase to
                           $330,086.30 per month ($2.53 sf)

ADVANCE RENT (P. 3):       Three Hundred Twenty Eight Thousand Four Hundred Forty-Five and
                           00/100 Dollars ($328,445.00)

SECURITY DEPOSIT (P. 4):     Three Hundred Twenty Nine Thousand and 00/100 Dollars
                           ($329,000.00)
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*TENANT'S SHARE OF OPERATING EXPENSES (P. 6.1):             37.06% of the Park
*TENANT'S SHARE OF TAX EXPENSES (P. 6.2):                   37.06% of the Park
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (P. 7.2):      74.12% of the Building
*TENANT'S SHARE OF UTILITY EXPENSES (P. 7.1):               74.12% of the Building
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*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

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PERMITTED                  USES (P. 9): The Premises shall be used solely for
                           the office, R&D, and manufacturing of fibre optic networking equipment and products and for no other purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof.

PARKING SPACES:            Four hundred eighty-one (481) non-exclusive and non-designated spaces

BROKER (P. 33):            CB Richard Ellis for Tenant
                           Colliers International for Landlord

EXHIBITS:                  Exhibit A - Premises, Building, Lot and/or Park
                           Exhibit B - Tenant Improvements
                           Exhibit C - Rules and Regulations
                           Exhibit D - Covenants, Conditions and Restrictions
                           Exhibit E - Tenant's Initial Hazardous Materials Disclosure Certificate
                           Exhibit F - Change of Commencement Date - Example
                           Exhibit G - Sign Criteria
                           Exhibit H - Expansion Space
                           Exhibit I- Form of Subordination, Non-Disturbance and Attornment Agreement

ADDENDA: Addendum 1 - Option to Extend the Lease Term Addendum 2 - Right of First Offer
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                                TABLE OF CONTENTS

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SECTION                                                                       PAGE

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1.      Premises................................................................3

2.      Occupancy; Adjustment of Commencement Date..............................3

3.      Rent....................................................................3

4.      Security Deposit........................................................3

5.      Condition of Premises; Tenant Improvements..............................4

6.      Additional Rent.........................................................4

7.      Utilities and Services..................................................6

8.      Late Charges............................................................6

9.      Use of Premises.........................................................6

10.     Alterations; and Surrender of Premises..................................7

11.     Repairs and Maintenance.................................................8

12.     Insurance...............................................................9

13.     Limitation of Liability and Indemnity..................................10

14.     Assignment and Subleasing..............................................10

15.     Subordination..........................................................12

16.     Right of Entry.........................................................13

17.     Estoppel Certificate...................................................13

18.     Tenant's Default.......................................................13

19.     Remedies for Tenant's Default..........................................13

20.     Holding Over...........................................................14

21.     Landlord's Default.....................................................14

22.     Parking................................................................14

23.     Transfer of Landlord's Interest........................................15

24.     Waiver.................................................................15

25.     Casualty Damage........................................................15

26.     Condemnation...........................................................16

27.     Environmental Matters/Hazardous Materials..............................16

28.     Financial Statements...................................................18

29.     General Provisions:....................................................18

30.     Signs..................................................................19

31.     Mortgagee Protection...................................................19

32.     Warranties of Tenant...................................................19

33.     Brokerage Commission...................................................20

34.     Quiet Enjoyment........................................................20

35.     Collateral for Performance of Lease Obligations........................20

36.     Cafeteria..............................................................21
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                             NNN TENANT IMPROVEMENTS
                                 LEASE AGREEMENT


The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.      PREMISES

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to use, on a non-exclusive basis, parking areas (including the parking spaces) and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of each of the Premises, the Building, the Phase (if any) and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building, the Phase (if any) and/or the Park (for example corridors, common restrooms, an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of any of the Building, the Phase (if any) and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change. The term "Project" as used herein shall mean and collectively refer to the Building, the Common Areas, the Lot, the Phase (if any) and the Park in the condition described in Section 5 hereof.

2.      OCCUPANCY; ADJUSTMENT OF COMMENCEMENT DATE

        2.1 If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date in the condition specified in
Section 5 hereof, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Term of this Lease and the obligation to pay Rent shall commence on the date possession of the Premises is actually tendered to Tenant in the condition described in Section 5 and the Work Letter, and the Expiration Date shall be extended commensurately. If the commencement date and/or the expiration date of this Lease is other than the Commencement Date and Expiration Date specified in the Basic Lease Information, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any valid extension(s) thereof. Notwithstanding the above, if the Premises are not delivered to Tenant in a substantially complete condition subject to Tenant Delays and Force Majeure Delays as defined in Exhibit B herein, on or before January 1, 2001, then Tenant may terminate this Lease upon providing ten (10) days' prior written notice to Landlord on or before January 10, 2001, in which case the Advance Rent, Security Deposit, Letter of Credit and other prepaid amounts shall be returned to Tenant.

        2.2 If Landlord permits Tenant to occupy the Premises prior to the actual Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease. Additionally, Landlord shall have the right to impose additional reasonable conditions on Tenant's early occupancy.

3.      RENT

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month(s) Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 and Exhibit B of this Lease. Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement, offset, deduction or claim except as expressly otherwise set forth herein, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to the waiver of the Base Rent. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. To the extent not already paid as part of the Advance Rent any prorated Rent shall be paid on the Commencement Date, and any prorated Rent for the final calendar month hereof shall be paid on the first day of the calendar month in which the date of expiration or termination occurs.

4.      SECURITY DEPOSIT

Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default hereunder beyond any applicable notice and cure period, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to cure the default or to compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Term and Tenant shall, immediately on demand, pay to Landlord such additional sums. As soon as practicable after the expiration or termination of this Lease but in no event later than sixty (60) days thereafter, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted, casualty and condemnation and damage caused by the gross negligence or willful misconduct of Landlord or Landlord's Representatives excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder.


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5.      CONDITION OF PREMISES; TENANT IMPROVEMENTS

Tenant agrees to accept the Premises on the Commencement Date as then being suitable for Tenant's intended use and in good operating order, condition and repair in its then existing "AS IS" condition, except as otherwise set forth in Exhibit B hereto. The Tenant Improvements (defined in Exhibit B) shall be installed in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Tenant expressly acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA (defined below), and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. In addition and prior to the Commencement Date, Landlord, at Landlord's cost and expense, shall (i) renovate the lobby to the Premises with new finishes and entry subject to Tenant's reasonable review and approval and (ii) install submeters in the Premises. Such lobby shall be exclusive to Tenant's use. Notwithstanding the foregoing, Landlord shall provide the Premises with the operating systems of the Building, including the electrical, plumbing, HVAC, roof membrane and parking lot, in good working order.

6.      ADDITIONAL RENT

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease to be paid by Tenant other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

        6.1     OPERATING EXPENSES:

               6.1.1 DEFINITION OF OPERATING EXPENSES. Tenant shall pay to Landlord Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises and the other portions of the Project. These Operating Expenses may include, but are not limited to, Landlord's cost of: (i) repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Building; (ii) maintaining the outside paved area, landscaping and other common areas of the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs (if any), and landscaped areas; (iii) annual insurance premium(s) insuring against personal injury and property damage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake (which premium for earthquake coverage only shall not exceed $0.05 per square foot per month compounded at a rate of three percent (3%) annually during the initial term of the Lease) and flood for the Project, rental value insurance against loss of Rent for a period of at least nine (9) months commencing on the date of loss, and subject to the provisions of Section 25 below, any deductible (provided, however, that if any deductible that is Tenant's responsibility to pay per this Lease and will cost more than an amount equivalent to one month's Base Rent, then, at Tenant's option, Tenant shall pay to Landlord within thirty (30) days of receipt of an invoice therefor such amount equivalent to one month's Base Rent, and the balance of the cost of such deductible shall be amortized on a straight-line basis over the balance of the term of this Lease, and Tenant shall pay to Landlord monthly, in the same time and manner as the payment of Base Rent, the amortized portion of the cost of such deductible); (iv) (a) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations effective subsequent to the Commencement Date;
(b) reasonably necessary replacement improvements to any portion of the Project after the Commencement Date; and (c) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its sole but reasonable discretion; provided, if such costs are of a capital nature, then such costs or allocable portions thereof shall be amortized on a straight-line basis over the estimated useful life of the capital item or fifteen (15) years whichever is shorter, as reasonably determined by Landlord, together with reasonable interest on the amortized balance; (v) the management and administration of any and all portions of the Project, including, without limitation, a property management fee (which shall not exceed three percent (3%) of Rent), accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project; (vi) preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure; (vii) security and fire protection services for any portion of the Project, if and to the extent, in Landlord's sole discretion, such services are provided; (viii) the creation and modification of any licenses, easements or other similar undertakings with respect to the Project; (ix) supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project for replacement or repair of any Common Area improvements or equipment; (x) any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body; (xi) any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA (defined below) (the "ADA Work") (subject to the amortization schedule designated in (iv) above); provided, if such ADA Work is required under the ADA due to Tenant's use of the Premises or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses; and (xii) the repairs and maintenance items set forth in Section 11.2 below, to the extent permitted by the terms of that Section.

               6.1.2 OPERATING EXPENSE EXCLUSIONS. Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following: (i) costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Project; (ii) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Project; (iii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Project), leasing commissions, advertising expenses, and other costs incurred in connection with the original leasing of the Project or future re-leasing of any portion of the Project; (iv) depreciation of the Building or any other improvements situated within the Project; (v) any items for which Landlord is entitled to be reimbursed by insurance or by direct reimbursement by any other tenant of the Project or any other third party; (vi) costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by


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Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26, below; (vii) other than any interest charges for capital improvements referred to in Section 6.1.1(iv) hereinabove, any interest or payments on any financing for the Building, the Phase or the Project, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (viii) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 hereof;
(ix) Landlord's cost for the repairs and maintenance items set forth in Section 11.3, below; (x) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; (xi) any payments under a ground lease or master lease; (xii) damages or repairs covered by insurance or warranties maintained by Landlord; (xiii) damages or repairs due to Landlord's gross negligence and willful misconduct; (xiv) Landlord's overhead not related to the Building or Park; and (xv) costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Project or any portion thereof, including brokerage commissions, consultants, attorneys' and accountants' fees, closing costs, title insurance premiums, transfer taxes and interest charges (except for real property taxes).

        6.2 TAX EXPENSES: Tenant shall pay to Landlord Tenant's Share of all real property taxes applicable to the Project. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant's Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below in Section 10), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and
(ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. Any such assessment shall be paid over the maximum permitted period. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord's failure to pay Tax Expenses when due.

        6.3 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first
(1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

        6.4 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant's Security Deposit. Failure by Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

        6.5 AUDIT: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant each shall use its best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses. If through such audit it is determined that there is a discrepancy of more than seven percent (7%) of the actual Operating Expenses and Tax Expenses for such period, then Landlord shall reimburse Tenant for the reasonable accounting costs and expenses incurred by Tenant in performing such audit, including Tenant's in-house or outside auditors or accountants. However, if through such audit it is determined that there is a discrepancy of seven percent (7%) or less, then Tenant shall reimburse Landlord for the reasonable accounting costs and expenses associated with Landlord's in-house auditors or accounting personnel as well as those reasonable costs and expenses incurred by Landlord for any outside accounting firms or auditors in connection with such audit.


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7.      UTILITIES AND SERVICES

Tenant shall pay the cost of all (i) water, sewer use, sewer discharge fees and sewer connection fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums and charges set forth in this Section 7 are considered part of Additional Rent.

        7.1 UTILITY EXPENSES: For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant, including without limitation, water and sewer charges, and garbage and waste disposal (collectively, "Utility Expenses"), Tenant shall pay to Landlord Tenant's Share of Utility Expenses. If Landlord reasonably determines that Tenant's Share of Utility Expenses is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord, based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. Tenant shall also pay Tenant's Share of any assessments, charges, and fees included within any tax bill for the Lot on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and any other similar fees or charges.

        7.2 COMMON AREA UTILITY COSTS: Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges and expenses (collectively, "Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in
Section 6.4 above.

        7.3 MISCELLANEOUS: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, or other portions of the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. If permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company referred to as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Project (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.      LATE CHARGES

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Rent and all other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of Tax Expenses on the Premises. Therefore, if any installment of Rent or any other sum payable by Tenant is not received by Landlord within five (5) days of when due, Tenant shall promptly pay to Landlord a late charge, as liquidated damages, in an amount equal to six percent (6%) of such delinquent amount. Notwithstanding the foregoing, Landlord waives the late charge for the first (1st) instance during each 12-month period during the Term of this Lease in which Tenant fails to timely pay Rent. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant, excluding attorneys' fees and costs. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge becomes payable for three (3) installments of Rent, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.      USE OF PREMISES

        9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND REGULATIONS:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent. Landlord's consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking spaces, and (iii) is compatible with the other uses then being made in the Project and in other similar types of buildings in the vicinity of the Project, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease (collectively, the "Laws"), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the "ADA"), (b) any and all documents, instruments, licenses, restrictions, easements or similar instruments, conveyances or encumbrances which are at any time, and from time to time, required to be made by or given by Landlord in any manner relating to the initial development of the Project and/or the construction from time to time of any additional buildings or other improvements in the Project, including without limitation any Tenant Improvements (collectively, the "Development Documents"),
(c) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments and supplements thereto made from time to time each of which has been or hereafter is recorded in any official or public records with respect to the Premises or any other portion of the Project (collectively, the "Recorded Matters"), and (d) any and all rules and regulations set forth in Exhibit C hereto, any other reasonable rules and regulations promulgated by Landlord now or


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

hereafter enacted relating to parking and the operation of the Premises and/or any other part of the Project and any and all rules, restrictions and/or regulations imposed by any applicable owners association or similar entity or body (collectively, the "Rules and Regulations") provided that in the event of any conflict between the terms of such rules and regulations and the terms of the Lease, the terms of the Lease shall prevail. Landlord reserves to itself the right, from time to time, to grant, without the consent of Tenant, such easements, rights and dedications that Landlord deems reasonably necessary, and to cause the recordation of parcel or subdivision maps and/or restrictions, so long as such easements, rights, dedications, maps and restrictions, as applicable, do not materially and adversely interfere with Tenant's operations in and access to the Premises. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, maps or restrictions, without expense or liability to Tenant. Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or Alterations or other improvements made to the Premises by Tenant after the Commencement Date of this Lease, regardless of when such Laws became effective, subject to any violations existing as of the Commencement Date, Landlord's repair obligations as set forth in Section 11.3 hereof and Landlord's obligations as set forth in Exhibit B hereto, and latent defects in the original construction of the Premises or systems serving the Premises which exist as of the Commencement Date. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be responsible for any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws applicable to all tenants in the Building and/or the Park generally, except to the extent that costs and expenses incurred by Landlord with respect to such modifications, improvements or alterations may be included as Operating Expenses as permitted under Section 6.1. Tenant shall not be required to make any structural modifications, improvements or alterations to the Premises, Building, Common Areas or the Park, unless such structural work is required by reason of Tenant's particular use and/or Tenant's modifications, improvements or alterations to the Premises. Subject to Landlord's reasonable security measures, Tenant shall have access to the Building and the Premises for its employees and visitors 24 hours per day, 7 days per week.

        9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions (other than by electronic media) may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord's prior written consent thereto. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants or occupants of any portion of the Project. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit any waste in, upon or about the Premises or any other portion of the Project. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time, except (i) goods being staged temporarily in connection with a move into or out of the Premises, (ii) tables, chairs and benches for the use of Tenant's employees, and (iii) an emergency generator with ancillary compressor and above ground diesel tank and equipment associated with Tenant's light manufacturing, (subject to the limitations set forth in Section 27.3 below), all of the foregoing being subject to the commercially reasonable prior written review and approval, conditions and requirements of Landlord. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of the Building or any other portion of the Project, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters.

10.     ALTERATIONS; AND SURRENDER OF PREMISES

        10.1 ALTERATIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an "Alteration", and collectively, the "Alterations") to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. However, Tenant shall be permitted to hang pictures and shelving and perform other similar minor decorating activities and to perform non-structural alterations not exceeding an aggregate of $25,000 during any calendar year without securing Landlord's prior consent ("Permitted Improvements"), provided that Tenant (i) complies with all pertinent building codes and fire, safety and other such governmental regulations, (ii) does not take any action which could in any way impact the structural, mechanical, electrical, maintenance, HVAC or plumbing systems of the Premises and/or exterior appearance of the Building and (iii) submits its plans for such Alterations to Landlord at least fifteen (15) business days prior to commencement of such Alterations (except as to minor decorative items and installations of furniture for which plans are not required). Within ten (10) business days following Landlord's receipt of Tenant's written notice with respect to Tenant's performance of any Permitted Improvements and at such time as Landlord may approve other Alterations, Landlord shall notify Tenant, in writing, whether or not Landlord will require Tenant to remove such Permitted Improvements and Alterations from the Premises upon the expiration or earlier termination of this Lease. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor (reasonably approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, cause its contractor(s) and/or major subcontractor(s) to provide insurance as reasonably required by Landlord, and Tenant shall provide such assurances to Landlord, including without limitation, waivers of lien, surety company performance bonds as Landlord shall require to assure payment of the costs thereof to protect Landlord and the Project from and against any loss from any mechanic's, materialmen's or other liens.

        10.2 SURRENDER OF PREMISES: At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, condemnation, Landlord's gross negligence or willful misconduct and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises and the other portions of the Project, (ii) Landlord may, by written notice to Tenant given not later than one hundred twenty (120) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove any or all Alterations and Tenant shall remove such requested Alterations from the Premises, and (iii) to the extent Landlord has advised Tenant on or about the time that the Tenant Improvements were constructed and installed in the Premises that Tenant is to remove all or portions of the items comprising the Tenant Improvements (the "Removable TIs"), Tenant shall remove the Removable TIs. Tenant shall repair any damage caused by such removal of the Tenant's Property, the requested Alterations and the Removable TIs. For purposes hereof, the term "Tenant's Property" shall mean and refer to all equipment, trade fixtures, computer wiring and cabling, furnishings, inventories, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11.     REPAIRS AND MAINTENANCE

        11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, unless maintained by Landlord, (b) all plumbing work and fixtures, (c) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises, (e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers,
(f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (g) all tenant signage, (h) lifts for disabled persons serving the Premises, (i) sprinkler systems, fire protection systems and security systems, except to the extent maintained by Landlord, and (j) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. Notwithstanding the above, Tenant's maintenance obligations shall not include (i) damage or repair covered under any insurance policy covered by Landlord, (ii) conditions covered under warranties of Landlord's contractor, or (iii) repairs performed by Landlord and charged to Tenant as Operating Expenses.

        11.2 MAINTENANCE BY LANDLORD: Subject to the provisions of Section 11.1, and further subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to repair and maintain the following items: fire protection services; the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs relating to the presence of such additional equipment); the plumbing and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems exclusively serving the Premises; any rail spur and rail crossing; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Notwithstanding anything in this Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises and any other portion of the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises and the other affected portions of the Project, as applicable, to the condition existing prior to the occurrence of such damage. If Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report any such defect shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition.

        11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 11.1, 25 and 26, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, unless such costs thereof are covered by insurance requirement to be maintained herein, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), below-ground plumbing and sewage facilities, and load-bearing columns, and (b) replace the structural portions of the roof of the Building (excluding the roof membrane).

        11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS: If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein within the applicable notice and cure period and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's Property or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. If Landlord makes such repairs or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord's costs and expenses incurred therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12.     INSURANCE

        12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender (which afford the following coverages: (i) worker's compensation and employer's liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence with a Three Million Dollar ($3,000,000) aggregate limit and excess/umbrella insurance in the amount of Three Million Dollars ($3,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement; (iii) comprehensive automobile liability insurance with a combined single limit of at least $1,000,000 per occurrence for claims arising out of any company owned automobiles; (iv) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant's Property and the Tenant Improvements located in, on or about the Premises, and in addition, coverage for business interruption of Tenant, together with, if the property of any of Tenant's invitees, vendors or customers is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to such parties and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Project or as may be reasonably required by any of Landlord's lenders.

        12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least fifteen (15) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to material modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten
(10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

        12.3 ADDITIONAL INSUREDS AND COVERAGE: Each of Landlord, Landlord's property management company or agent, and Landlord's lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii) and, with respect to the Tenant Improvements, in
Section 12.1(iv) hereof. Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord's cost of maintaining insurance with respect to the Building and/or any other buildings within the Project is increased as a result of Tenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent.

        12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant's failure to obtain and maintain such insurance.

        12.5 WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

        12.6 LANDLORD'S INSURANCE: Landlord shall maintain in full force and effect during the Term of this Lease, subject to reimbursement as provided in
Section 6, policies of insurance which afford such coverages as are commercially reasonable and as is consistent with other properties in Landlord's portfolio. Notwithstanding the foregoing, Landlord shall obtain and keep in force during the Term of this Lease, as an item of Operating Expenses, a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Building, including all improvements, fixtures (other than trade fixtures) and permanent additions. However, all of the Tenant's Property shall be insured by Tenant rather than by Landlord. The amount of such insurance procured by Landlord shall be equal to at least eighty percent (80%) of the full replacement cost of the Building, including all improvements and permanent additions as the same shall exist from time to time, or the amount required by Lenders. Such policy or policies shall insure against all risks of direct physical loss or damage (including, without limitation, the perils of flood and earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. If any such insurance coverage procured by Landlord has a deductible clause, the deductible shall not exceed commercially reasonable amounts, and in the event of any casualty, the amount of such deductible shall be an item of Operating Expenses as so limited. Notwithstanding anything to the contrary contained herein, to the extent the cost of maintaining insurance with respect to the Premises is increased as a result of Tenant's acts, omissions, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, such increase(s) as Additional Rent. Insurance required to be maintained by Landlord shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of A:X or, only with respect to the Landlord named herein as of the Lease Date, at least A-:VIII, or in either case, such higher rating as may be required by a lender having a lien on the Premises, as such ratings are set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed commercially reasonable amounts. Landlord shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage as required by this Lease. Additionally, all of such policies shall provide for severability of interest. The limits of insurance maintained by Landlord shall not limit Landlord's liability under this Lease.

13.     LIMITATION OF LIABILITY AND INDEMNITY

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, "Claims") arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises and other portions of the Project, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant's Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

14.     ASSIGNMENT AND SUBLEASING

        14.1 PROHIBITION: Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant's Representatives or any Affiliate (as defined in Section 14.8 below) (all of the foregoing are sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is sometimes referred to as a "Transferee"). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 14.

        14.2 REQUEST FOR CONSENT: If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least thirty (30) days (but not more than one hundred eighty (180) days) prior to the proposed commencement date of the Transfer (the "Proposed Effective Date") the following information and documents (the "Tenant's Notice"): (i) a description of the portion of the Premises to be transferred (the "Subject Space"); (ii) all of the terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements for the previous three (3) most recent consecutive fiscal years, if available; (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant's Notice by as provided for in Section 29.9 below, addressed to Landlord at Landlord's Address specified in the Basic Lease Information. Within twenty (20) days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such


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

requested proposed Transfer and the election to recapture as set forth in
Section 14.5 below, if applicable. If Landlord does not elect to recapture pursuant to the provisions of Section 14.5 hereof and Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. If Landlord fails to respond to Tenant's Notice within Landlord's Response Period, then, after Tenant delivers to Landlord ten (10) days' written notice (the "Second Response Period") and Landlord fails to respond thereto prior to the end of the Second Response Period, the proposed Transfer shall then be deemed approved by Landlord.

        14.3 CRITERIA FOR CONSENT: Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is or has been in default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs from the uses permitted under this Lease, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, unless the proposed Transferee shall (1) first deliver plans and specifications for complying with such additional requirements (the "Plans and Specifications") and obtain Landlord's written consent thereto, and (2) comply with all Landlord's reasonable conditions contained in such consent, (d) the proposed Transferee does not intend to occupy the majority of the Premises assigned or sublet to it,
(e) Landlord reasonably disapproves of the proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the proposed Transferee at the Premises, (f) the proposed Transferee is a governmental agency or unit or an existing tenant in the Project (unless Landlord has no comparable space for Lease), (g) the proposed Transfer would violate any "exclusive" rights of any occupants in the Project or cause Landlord to violate another agreement or obligation to which Landlord is a party or otherwise subject, (h) Landlord or Landlord's agent has shown space in the Project to the proposed Transferee or responded to any inquiries from the proposed Transferee or the proposed Transferee's agent concerning availability of space in the Project, at any time within the preceding six (6) months, (i) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Project, (j) the proposed Transferee (i) occupies space in the Building at the time of the request for consent, (ii) is in active negotiations with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the 6 month period immediately preceding the Tenant's Notice for available space, (k) the rent proposed to be charged by Tenant to the proposed Transferee during the term of such Transfer, calculated using a present value analysis, is less than ninety-five percent (95%) of the rent then being negotiated by Landlord, at the proposed time of such Transfer, for comparable space in the Building or any other Building in the Project for a comparable term, calculated using a present value system, or (l) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then reasonably acceptable to Landlord.

        14.4 EFFECTIVENESS OF TRANSFER AND CONTINUING OBLIGATIONS: Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit E hereto (the "Transferee HazMat Certificate"), and (iii) Landlord's standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted Transferee shall, to the extent of the obligations of such Transferee under its assignment or subleasing documents, assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. For purposes hereof, if Tenant is a business entity, direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord's prior written consent, shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall pay to Landlord, a fee in the amount of five hundred dollars ($500) plus Tenant shall promptly reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed Transfer.

        14.5 RECAPTURE: Except for a transfer to an Affiliate (as defined in Section 14.8 below), if the Transfer (i) by itself or taken together with then existing or pending Transfers covers or totals, as the case may be, more than fifty percent (50%) of the rentable square feet of the Premises, and (ii) is for a term which by itself or taken together with then existing or pending Transfers is for the period then remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the Subject Space described in the Tenant's Notice. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed Subject Space, or, if the proposed Subject Space covers all the Premises, it shall serve to terminate the entire Term of this Lease, in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any other portion of the Project. If this Lease is terminated pursuant to the foregoing provisions with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of rentable square feet retained by Tenant to the rentable square feet originally demised, Tenant's Share shall be decreased accordingly, the amount of the Security Deposit and Letter of Credit shall be equitably reduced and Tenant shall thereafter be relieved of all liabilities for the recapture space, and this Lease as so amended shall continue thereafter in full force and effect.


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

        14.6 TRANSFER PREMIUM: If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent any "Transfer Premium" received by Tenant from such Transferee. The term "Transfer Premium" shall mean all rent, additional rent and other consideration payable by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the Transfer Premium after deduction of actual reasonable commission costs only.

        14.7 WAIVER: Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

        14.8 AFFILIATED COMPANIES/RESTRUCTURING OF BUSINESS ORGANIZATION: The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or
(iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in clauses (i), (ii), (iii) and (iv) being sometimes herein referred to as "Affiliates") shall not be deemed a Transfer under the Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord's prior consent; Landlord shall not have any right to receive any Transfer Premium in connection therewith; and Landlord shall not have the recapture rights described in Section 14.5 above), provided in all instances that:

               14.8.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Section 14;

               14.8.2 Tenant shall give Landlord prior notice of any such assignment or sublease to an Affiliate;

               14.8.3 the successor of Tenant has as of the effective date of any such assignment or sublease a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease, as reasonably determined by Landlord;

               14.8.4 any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee (i.e. any such Affiliate), other than in the case of an Affiliate resulting from a merger or consolidation as described in Section 14.8(iv) above, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

               14.8.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease, except in the case of an Affiliate resulting from the acquisition of all or substantially all of the assets of Tenant described in Section 14.8(iii) or from a merger or consolidation as described in Section 14.8(iv) above.

15.     SUBORDINATION

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant's leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Lot, or any other portion of the Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Lot, ground leases or underlying leases, any other portion of the Project or Landlord's interest or estate in any of said items is specified as security. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against, the Premises (i.e. the Building) in favor of U.S. Bank National Association (the "Current Lender"). If Tenant so requests, within a reasonable period after the parties execute this Lease but in no event later than forty-five (45) days after such request, Landlord shall cause the Current Lender to execute a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit I attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." If Landlord at any time during the Term of the Lease causes the Premises and the Building to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that may be requested to be executed and delivered by Tenant in connection therewith will not be the "Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit I, but such agreement will be a commercially reasonable form which will not adversely affect Tenant's rights hereunder. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default of the terms and provisions of this Lease beyond any applicable notice and cure period. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.

16.     RIGHT OF ENTRY

Landlord and its agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice, for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas during the last twelve (12) months of the Lease only. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives.

17.     ESTOPPEL CERTIFICATE

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Building or other portions of the Project. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent has been paid in advance.

18.     TENANT'S DEFAULT

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

        18.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

        18.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder, or to fulfill any obligation under this Lease which endangers or threatens imminent damage or injury to life or property, within five (5) business days of receipt of written notice that such amount is past due or of such failure to fulfill any obligation;

        18.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof, which endangers or threatens imminent damage or injury to life or property, or (c) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement (an "SNDA"), a counterpart of a fully executed Transfer document and a consent thereto (collectively, the "Transfer Documents"), an estoppel certificate and insurance certificates, (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by
Section 11.1 which endangers or threatens imminent damage or injury to life or property, and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by
Section 11.1 which endangers or threatens imminent damage or injury to life or property, or timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten
(10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than ninety (90) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure; or

        18.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold.

19.     REMEDIES FOR TENANT'S DEFAULT

        19.1 LANDLORD'S RIGHTS: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any of Tenant's Property left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"). Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

        19.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including without limitation, the unamortized cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto to the extent Landlord has paid for such improvements, the unamortized portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil
Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179 (or any successor or substitute statute), or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder. Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

        19.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors' rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

20.     HOLDING OVER

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to (a) for the first month of any such holding over, one hundred fifty percent (150%), and (b) for any subsequent such holding over, two hundred percent (200%), in either case, of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or (ii) the fair market rental rate for the Premises as of the commencement of such holdover period. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure.

21.     LANDLORD'S DEFAULT

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

22.     PARKING

Tenant may use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same. In no event shall Tenant or any of Tenant's Representatives park or permit any parking of vehicles overnight.


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

23.     TRANSFER OF LANDLORD'S INTEREST

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord's interest therein, Landlord shall automatically be entirely released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of such transfer provided such transferee agrees in writing to perform the obligations of Landlord hereunder from and after the date of such transfer. A ground lease or similar long term lease by Landlord of the entire Building or Lot, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of any of the provisions of this Lease.

24.     WAIVER

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25.     CASUALTY DAMAGE

        25.1 CASUALTY. If the Premises or any part [excluding any of Tenant's Property, any Tenant Improvements and any Alterations installed by or for the benefit of Tenant (collectively, the "Tenant's FF&E")] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within forty-five (45) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) within one hundred eighty (180) days; (b) in more than one hundred eighty (180) days but in less than two hundred seventy (270) days; or (c) in more than two hundred seventy (270) days, from the date of such notice.

               25.1.1 MINOR INSURED DAMAGE. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within one hundred eighty (180) days, this Lease shall not terminate and, provided that insurance proceeds are available and paid to Landlord to fully repair the damage and/or Tenant otherwise voluntarily contributes any shortfall thereof to Landlord, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E. The Rent payable hereunder shall be abated proportionately from the date of such damage until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same for Tenant's customary operations.

               25.1.2 INSURED DAMAGE REQUIRING MORE THAN 180 DAYS TO REPAIR. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in more than one hundred eighty (180) days but in less than two hundred seventy (270) days, then Landlord shall have the option of: (a) terminating the Lease effective upon making the determination of the extent of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant shall diligently proceed to expeditiously vacate the Premises); or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available and paid to Landlord and Tenant otherwise voluntarily contributes any shortfall thereof to Landlord to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). The Rent payable hereunder shall be abated proportionately from the date of such damage until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same for Tenant's customary operations. If Landlord fails to substantially complete such repairs within two hundred seventy (270) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such 270-day period to be extended for delays caused by Tenant or any of Tenant's Representatives ("Tenant Delays") or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials ("Force Majeure Delays")], Tenant may within ten (10) business days after expiration of such two hundred seventy (270) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice, and Tenant shall diligently proceed to expeditiously vacate the Premises.

               25.1.3 MAJOR INSURED DAMAGE. If the Premises (other than the Tenant's FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, within two hundred seventy (270) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, and Tenant shall diligently proceed to expeditiously vacate the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant voluntarily contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date of such damage until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same for Tenant's customary operations. If Landlord fails to substantially complete such repairs within twelve (12) months after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such 12-month period to be extended for Tenant Delays or any Force Majeure Delays], Tenant may within ten (10) business days after expiration of such 12-month period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice and Tenant shall diligently proceed to expeditiously vacate the Premises.

               25.1.4 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 25.3 below, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty, unless Tenant renews the Lease, in which case Landlord shall not have the right to terminate. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

        25.2 DEDUCTIBLE AND UNINSURED CASUALTY. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this
Section 25. Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay Tenant's proportionate share of the deductible as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not voluntarily contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord or Tenant shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

        25.3 TENANT'S FAULT AND LENDER'S RIGHTS. Notwithstanding anything to the contrary contained herein, but subject to the provisions of Section 12.5 above, if the Premises (other than Tenant's FF&E) or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises or any other portion of the Project requires that the insurance proceeds be applied to such indebtedness, then either Tenant or Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of written notice to the other of any such event, whereupon all rights and obligations of the other shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

        25.4 TENANT'S WAIVER. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy as specifically provided above in this Section 25. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.     CONDEMNATION

If a substantial portion of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned") such that Tenant reasonably determines that it cannot use the remainder portion for the conduct of its business such that it was prior to the event, then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's Property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

27.     ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

        27.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the

Commencement Date and continuing every year thereafter, deliver to Landlord, an executed Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit E.

        27.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

        27.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion; provided, however, that Landlord hereby approves of Tenant constructing and maintaining outdoors immediately adjacent to the Premises, in a location to be approved by Landlord, such approval not to be unreasonably withheld, an approximately 1000-gallon diesel fuel above-ground storage tank for fueling of Tenant's emergency generator, such tank to be constructed, maintained and used strictly in accordance with all terms and provisions of this Lease and in compliance with all applicable Environmental Laws. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and
(iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

        27.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work.

        27.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Project) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse

Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this
Section 27.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

        27.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease.

28.     FINANCIAL STATEMENTS

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) business days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available). If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements and such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee.

29.     GENERAL PROVISIONS:

        29.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        29.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        29.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof.

        29.4 LANDLORD EXCULPATION. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the "Landlord Parties"). It is the parties' intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

        29.5 SEVERABILITY AND GOVERNING LAW. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

        29.6 ATTORNEYS' FEES. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

        29.7 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease. The parties acknowledge that (i) each party and/or its counsel have reviewed and revised this Lease, and (ii) no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or enforcement of this Lease or any amendments or exhibits to this Lease or any document executed and delivered by either party in connection with this Lease.

        29.8 WARRANTY OF AUTHORITY. Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Landlord and Tenant each hereby warrants that this Lease is legal, valid and binding upon it and enforceable against it in accordance with its terms.

        29.9 NOTICES. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, national overnight courier service, or delivered personally (i) to Tenant at the Tenant's Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at Landlord's Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is delivered or delivery is rejected.

        29.10 JOINT AND SEVERAL; COVENANTS AND CONDITIONS. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

        29.11 CONFIDENTIALITY. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep and maintain such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's broker and financial, legal and space planning consultants.

        29.12 LANDLORD RENOVATIONS. Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, develop, alter, or modify (collectively, the "Renovations") portions of the Building, Premises, Common Areas and the Project, including without limitation, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's Property, Alterations or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations, except to the extent caused by the gross negligence and willful misconduct of Landlord or Landlord's representatives. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of the Premises during such renovations.

        29.13 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

30.     SIGNS

All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to and in compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit G hereto. Tenant shall remove all such signs and graphics prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which are likely to interfere with the visibility of any sign, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the other portions of the Project be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times. Any exterior signage planned by Tenant is subject to the prior written approval by Landlord and approval by the City of San Jose or the applicable governmental agency. Any approved exterior signage must be installed by a State of California licensed contractor that adequately meets Landlord's bonding and insurance requirements. Landlord's consent to Tenant's exterior signage consistent with Landlord's signage program for the Project and meeting the foregoing requirements shall not be unreasonably withheld.

31.     MORTGAGEE PROTECTION

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord, and Landlord hereby releases Tenant from any claims for having done so. If, in connection with obtaining financing for the Premises or any other portion of the Project, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

32.     WARRANTIES OF TENANT

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33.     BROKERAGE COMMISSION

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

34.     QUIET ENJOYMENT

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease beyond any applicable notice and cure periods, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

35.     COLLATERAL FOR PERFORMANCE OF LEASE OBLIGATIONS

Simultaneously with Tenant's delivery to Landlord of this Lease and the first month's Base Rent in accordance with the provisions of Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Foster City, California (or in addition you may state "payable in the County of San Mateo") running in favor of Landlord issued by a solvent nationally recognized bank with a long term rating of BBB- or higher, under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of Four Million and 00/100 Dollars ($4,000,000.00) (the "Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable and unconditional, (b) maintained in effect, whether through replacement, renewal or extension, for the entire Lease Term (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (d) acceptable to Landlord in its sole discretion, and (e) fully assignable by Landlord and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company) an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder which continues beyond any applicable notice and cure periods. Tenant further acknowledges and agrees that if Landlord cannot draw upon the Letter of Credit within the times and in the manner as anticipated by Landlord herein, Landlord shall suffer irreparable damage, harm and injury. From time to time during the Term of this Lease it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such amendments, modifications and new issuances, including without limitation, executing and submitting to the Issuer any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Issuer such further applications, documents and instruments as may be necessary to effectuate same. It is the intention of the parties that each and every successor and assign of both Landlord and Tenant be bound by and subject to the terms and provisions of this Section 35. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such assignment is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Four Million and 00/100 Dollars ($4,000,000.00), Tenant shall within five (5) days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Four Million and 00/100 Dollars ($4,000,000.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 35, and if Tenant fails to do so, notwithstanding anything to the contrary contained in Section 18 (reference the Tenant Default Section of the Lease) hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 35, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 35, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a default under this Lease as set forth in Section 18 (reference Tenant Default Section of the Lease) of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (ii) subject to the terms of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto recite that with respect to the Letter of Credit, (x) the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) Tenant waives any and all rights, duties and obligations it may now or, in the future, will have relating to or arising from the Security Deposit Laws. Notwithstanding the above, such Letter of Credit shall be subject to termination, however in no event earlier than the end of the thirty-sixth
(36th) month of the Lease, upon Tenant achieving a tangible net worth of One Hundred Million and 00/100 Dollars ($100,000,000.00) and upon Tenant achieving a net profit of at least Five Million and 00/100 Dollars ($5,000,000.00) for two
(2) consecutive quarters. However, such Letter of Credit may be reduced to $2,000,000.00 if Tenant achieves and maintains a tangible net worth of $100,000,000.00 and achieves a net profit of at least $5,000,000.00 for two (2) consecutive quarters at any point prior to the end of the thirty sixth (36th) month of the Lease Term so long as Tenant maintains such net worth through the end of the thirty sixth (36th) month of the Lease Term. For purposes herein, the net worth measurement shall not include non-cash charges such as deferred compensation and acquisition charges.

36.     CAFETERIA

So long as Landlord shall maintain and operate in the Park a cafeteria for the use of the tenants of the Park and their employees and invitees, Tenant and its employees and invitees shall have the right, in common with the other tenants of the Park and their employees and invitees, to use the same during its normal hours of operation.


        IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

TENANT:

NEW FOCUS, INC.,
a California corporation


By:
   -------------------------------------
Its:
    ------------------------------------
Date:
     -----------------------------------

By:
   -------------------------------------
Its:
    ------------------------------------
Date:
     -----------------------------------


LANDLORD:

LINCOLN-RECP HELLYER OPCO, L.L.C.,
a Delaware limited liability company

By:     LEGACY PARTNERS COMMERCIAL, INC.,
        as manager and agent for Lincoln-RECP Hellyer OPCO, L.L.C.

        By:
           -----------------------------------
               Senior Vice President

Date:
     ---------------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    EXHIBIT A
                                    PREMISES


This exhibit, entitled "Premises", is and shall constitute Exhibit A to that certain Lease Agreement dated May 15, 2000 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, L.L.C., a Delaware limited liability company ("Landlord") and NEW FOCUS, INC., a California corporation ("Tenant") for the leasing of certain premises located in the Hellyer Oaks Technology Park at 4747 Hellyer Avenue, San Jose, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The cross-hatched area depicts the Premises within the Building:

                          EXHIBIT B TO LEASE AGREEMENT
                               TENANT IMPROVEMENTS


This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated May 15, 2000 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, L.L.C., a Delaware limited liability company ("Landlord") and NEW FOCUS, INC., a California corporation ("Tenant") for the leasing of certain premises located in the Hellyer Oaks Technology Park at 4747 Hellyer Avenue, San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. TENANT IMPROVEMENTS. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Approved Final Drawings (defined below) and pursuant to the terms of this EXHIBIT B.

2. DEFINITION. "Tenant Improvements" as used in this Lease shall include only those interior improvements to be made to the Premises as specified in the Approved Final Drawings (defined below) and agreed to by Tenant and Landlord in accordance with the provisions hereof. "Tenant Improvements" shall specifically not include (i) any alterations, additions or improvements installed or constructed by Tenant, (ii) any of Tenant's trade fixtures, racking, security equipment, equipment, furniture, furnishings, telephone and/or data equipment, telephone and/or data lines or other personal property, and (iii) any supplemental fire protection improvements or equipment, including without limitation, in-rack fire sprinklers, hose racks, reels, smoke vents, and draft curtains (collectively, "Tenant's Installations").

3. TENANT'S INITIAL PLANS; THE WORK. Tenant desires Landlord to perform certain Tenant Improvements in the Premises. The Tenant Improvements shall be in substantial accordance with the plan(s) and scope of work (collectively, the "Initial Plans") which will be prepared by Landlord's architect after the parties meet and confer to agree upon a scope of work immediately after execution of this Lease. Within fifteen (15) business days from the date Landlord and Tenant meet to discuss the scope of work, Landlord shall deliver to Tenant the Initial Plans. A copy of the Initial Plans shall be attached hereto as Schedule 1, as soon as practicable thereafter. Such work, as shown in the Initial Plans and as more fully detailed in the Approved Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Tenant or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any, as such plans, drawings, specifications and details are made available, but not later than thirty (30) days after the Initial Plans are prepared and delivered to Tenant. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building or its occupants; (b) might impair Landlord's ability to furnish services to Tenant (unless Tenant waives such requirement or pays for the increased cost thereof) or other tenants in the Building; (c) would increase the cost of operating the Building or the Park (unless Tenant pays the increased cost thereof) ; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials in violation of law; (f) would adversely affect the appearance of the Building or the Park; (g) might adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work (beyond the current state of the materials and labor market) or the difficult or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below); or (k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties unless Tenant agrees to pay for such increased cost to the extent it exceeds the Allowance. The foregoing reasons, however, shall not be the only reasons for which Landlord may reasonably withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Approved Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises. However, Landlord shall assume responsibility for the workmanship of such work.

4. FINAL DRAWINGS AND APPROVED FINAL DRAWINGS. If necessary for the performance of the Work, and to the extent not already included as part of the Initial Plans attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) business days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans and all other information provided by Tenant and its Representatives, Tenant shall approve the Final Drawings within five (5) business days after receipt of same from Landlord. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans and all other information provided by Tenant and its Representatives, Tenant shall, within the aforementioned five (5) business day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be included as part of the Tenant Improvement Costs (defined below). The foregoing procedure shall be followed by the parties until the Final Drawings are acceptable to both Landlord and Tenant. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings (the "Approved Final Drawings"). A true and complete copy of the Approved Final Drawings shall be attached to the Lease as Exhibit B-1 and shall be made a part thereof. Any changes or revisions to the Approved Final Drawings requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Approved Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Approved Final Drawings as revised and replace and attach a true and complete copy thereof to the Lease as Exhibit B-1. Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings and the Approved Final Drawings.

5. PERFORMANCE OF WORK. As soon as practicable after Tenant and Landlord initial and attach to the Lease as EXHIBIT B-1 a true and complete copy of the Approved Final Drawings, Landlord shall submit the Approved Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Section 10 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Approved Final Drawings out for bid to at least three (3) licensed, bonded and insured mutually acceptable general contractors. The Tenant Improvements shall be constructed by a general contractor selected by Landlord (the "General Contractor"). In lieu of the foregoing, Tenant may agree to negotiate with one general contractor and such contractor shall bid all trades to at least three (3) mutually approved subcontractors. Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Approved Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards"). Tenant shall be permitted to receive copies of all bids and the schedule of values.

6. SUBSTANTIAL COMPLETION. Landlord and Tenant shall cause the General Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Approved Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies, delays on the part of governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors,
(d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are Tenant Delays, as defined in Section 7 below) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that (i) the General Contractor issues to Landlord a notice of substantial completion stating that the Tenant Improvements and all work required to be done by Landlord are complete, including, but not limited to, the submetering and the lobby, or (ii) the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), or (iii) the date on which Tenant first takes occupancy of the Premises for the conduct of business, whichever first occurs, provided that in any case the Building systems serving the Premises are operational to the extent necessary for the conduct of Tenant's business ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"). Tenant hereby acknowledges and agrees that the term "Substantial Completion" of the Tenant Improvements as used herein will not include the completion of any work associated with Tenant's Installations, including without limitation, Tenant's high-pile storage requirements, Tenant's racking systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations. If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect,
(iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant provided, however, Tenant shall be entitled to the tax depreciation benefits accruing thereto during the term of the Lease to the extent of Tenant's cost therein.

7. TENANT DELAYS. There shall be no extension of the scheduled Commencement Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences that delay the scheduled Commencement Date: (a) delays related to changes made or requested by Tenant to the Work and/or the Approved Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards (unless such materials are regularly used in construction) or Tenant's requirements for special construction or phasing (and Tenant is so notified by Landlord that such will delay the scheduled Commencement Date); (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements; (f) the completion of any work associated with Tenant's Installations, including without limitation, Tenant's high-pile storage requirements, Tenant's racking systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations; (g) the performance of any additional work pursuant to a Change Request that is requested by Tenant; (h) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; and/or (i) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Approved Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8. TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide an allowance for the planning and construction of the Tenant Improvements for the Work to be performed in the Premises, as described in the Initial Plans and the Approved Final Drawings, in the amount of One Million Three Hundred Four Thousand Three Hundred Sixty and 00/100 Dollars ($1,304,360.00) (the "Tenant Improvement Allowance") based upon an allowance of Ten and 00/100 Dollars ($10.00) per rentable square foot for 130,436 rentable square feet of the Premises to be improved, as described in the Initial Plans and the Approved Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in research and development buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9. TENANT IMPROVEMENT COSTS. The Tenant Improvements' cost (the "Tenant Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

        (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans, the Final Drawings and the Approved Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

        (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of San Jose and other applicable agencies and jurisdictions;

        (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

        (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

        (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Approved Final Drawings; and

        (f) A construction management fee payable to Landlord in the amount of five percent (5%) of the Tenant Improvement Allowance not to exceed $65,000.00 of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building. Such fee shall be based upon Tenant also providing construction supervision services in addition to Landlord to complete the Tenant Improvements.

10. EXCESS TENANT IMPROVEMENT COSTS. The term "Excess Tenant Improvement Costs" as used herein shall mean and refer to the aggregate of (i) all costs related to any and all Change Requests/Change Orders, and (ii) the amount by which the actual Tenant Improvement Costs (exclusive of all costs referred to in item (i) above) (the "Actual TI Costs") exceed the Tenant Improvement Allowance, subject to the remaining provisions of this Section 10. Tenant shall pay to Landlord the Excess Tenant Improvement Costs within ten (10) days of Landlord's delivery to Tenant of a written demand therefor together with a reconciliation of such costs. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to this Section 10 within the time period required, Landlord may, at its option, declare Tenant in default under the Lease.

11. CHANGE REQUESTS. No changes or revisions to the Approved Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Approved Final Drawings and/or for any work other than the Work described in the Approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense (to the extent the Allowance has been used in full), subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Approved Final Drawings. Landlord shall equitably adjust the amount of the Tenant Improvement Costs for any deletions in the scope of the Work.

12. TERMINATION. If the Lease is terminated prior to the Completion Date, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within two hundred seventy (270) days from the date the Lease is signed by Tenant.

13. TENANT ACCESS. Landlord hereby grants Tenant a license to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

        (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (v) certificates of insurance (in amounts reasonably satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) if requested by Landlord, assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

        (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

        (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

        (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14. LEASE PROVISIONS; CONFLICT. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 29 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                          EXHIBIT C TO LEASE AGREEMENT
                               RULES & REGULATIONS


This exhibit, entitled "Rules & Regulations", is and shall constitute Exhibit C to that certain Lease Agreement dated May 15, 2000 (the "Lease"), by and between LINCOLN-RECP HELLYER OPCO, L.L.C., a Delaware limited liability company ("Landlord") and NEW FOCUS, INC., a California corporation ("Tenant") for the leasing of certain premises located in the Hellyer Oaks Technology Park at 4747 Hellyer Avenue, San Jose, California (the "Premises"). The terms, conditions and provisions of this Exhibit C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:


1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of Tenant's normal business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Subject to approved items on the HazMat list, Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10. No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort outside of the Premises nor in or around the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                    EXHIBIT E
                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord: ______________________________________________________________________
          ______________________________________________________________________


               c/o Legacy Partners Commercial, Inc.
               101 Lincoln Centre Drive, Fourth Floor
               Foster City, California  94404
               Attn: __________________________________
               Phone: (650) 571-2200

Name of (Prospective) Tenant: __________________________________________________

Mailing Address: _______________________________________________________________
________________________________________________________________________________

Contact Person, Title and Telephone Number(s): _________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
________________________________________________________________________________
________________________________________________________________________________

Address of (Prospective) Premises: _____________________________________________

Length of (Prospective) Initial Term: __________________________________________
________________________________________________________________________________

1.      GENERAL INFORMATION:

        Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.



2.      USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

               Wastes                       Yes [ ]            No [ ]
               Chemical Products            Yes [ ]            No [ ]
               Other                        Yes [ ]            No [ ]

               If Yes is marked, please explain: _______________________________
               _________________________________________________________________
               _________________________________________________________________

        2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.      STORAGE TANKS AND SUMPS

        3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

               Yes [ ]            No [ ]

               If yes, please explain: _________________________________________
               _________________________________________________________________
               _________________________________________________________________

4.      WASTE MANAGEMENT

        4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

               Yes [ ]            No [ ]

        4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

               Yes [ ]            No [ ]

               If yes, attach a copy of the most recent report filed.

5.      WASTEWATER TREATMENT AND DISCHARGE

        5.1    Will your company discharge wastewater or other wastes to:

               ________ storm drain?     _________ sewer?
               ________ surface water?   _________ no wastewater or other wastes
                                                   discharged.

               Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

        5.2    Will any such wastewater or waste be treated before discharge?

               Yes [ ]            No [ ]

               If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.      AIR DISCHARGES

        6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

               Yes [ ]            No [ ]

               If yes, please describe: ________________________________________
               _________________________________________________________________
               _________________________________________________________________

        6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

               ________ Spray booth(s)     _________ Incinerator(s)
               ________ Dip tank(s)        _________ Other (Please describe)
               ________ Drying oven(s)     _________ No Equipment Requiring Air
                                                     Permits

               If yes, please describe: ________________________________________
               _________________________________________________________________
               _________________________________________________________________

7.      HAZARDOUS MATERIALS DISCLOSURES

        7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

               Yes [ ]            No [ ]

               If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

        7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

               Yes [ ]            No [ ]

               If yes, please describe: ________________________________________
               _________________________________________________________________
               _________________________________________________________________

8.      ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

               Yes [ ]            No [ ]

               If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
               Section 29 of the signed Lease Agreement.

               _________________________________________________________________
               _________________________________________________________________

        8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

               Yes [ ]            No [ ]

               If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.



        8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

               Yes [ ]            No [ ]

               If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

               _________________________________________________________________
               _________________________________________________________________


9.      PERMITS AND LICENSES

        9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)______________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(PROSPECTIVE) TENANT:

By: ___________________________________

Title: ________________________________

Date: _________________________________

                                    EXHIBIT F
                       FIRST AMENDMENT TO LEASE AGREEMENT
                           CHANGE OF COMMENCEMENT DATE



This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of _________________________, by and between _____________________________ ("Landlord"), and ________________________
("Tenant"), with reference to the following facts:


                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

        2. The Commencement Date of the Lease shall be ________________________.

        3. The last day of the Term of the Lease (the "Expiration Date") shall be ______________.

        4. The dates on which the Base Rent will be adjusted are:

           for the period ________ to _______ the monthly Base Rent shall be $___________;
           for the period ________ to _______ the monthly Base Rent shall be $__________; and
           for the period ________ to _______ the monthly Base Rent shall be $___________.

        5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

        6. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

        7. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

        8. The terms and provisions of the Lease are hereby incorporated in this Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                    EXHIBIT I
         FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



When recorded mail to:

U. S. Bank National Association
2890 North Main Street
Walnut Creek, CA  94596

ATTN:


Date:   *

From:   *
                                   ("Tenant")

        *
                                  ("Landlord")

To:     U.S. BANK NATIONAL ASSOCIATION                                ("Lender")
        Commercial Real Estate Loan Administration
        *                                                              (Address)
*              (City, State, Zip)
        Attn:*


Lease Dated:   *
Lease Term:    *


                              W I T N E S S E T H:

        WHEREAS, the Tenant has entered into a lease dated *, 199 (the "Lease") , whose interest is held by Landlord, covering premises (the "Premises") described in Exhibit "A" attached hereto and incorporated herein by reference; and

        WHEREAS, the Lender has agreed to make a loan of * ($*) to the Landlord secured by a Deed of Trust, hereinafter referred to as "mortgage" (which mortgage also secures any future advances made by Lender); provided, however, that said Lease is subordinate to the lien of the mortgage; and

        WHEREAS, Lender has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

        NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

        1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises, including but not limited to any option or right of first refusal to purchase Premises, or any acquisition of title to the Premises by Tenant during the term of the mortgage, are and shall be subject and subordinate to the mortgage and to all of the terms and conditions contained herein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

        2. Lender consents to the Lease and, in the event of foreclosure of said mortgage, or in the event Lender comes into possession or acquires title to the premises as a result of the enforcement or foreclosure of the mortgage or mortgage note, or as a result of any other means, Lender agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant from the Premises.

        3. Tenant agrees with Lender that if the interest of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or by any other manner, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the Landlord under the Lease, and Tenant does hereby attorn to Lender as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender after Lender receives title to the Premises, to promptly execute an instrument in confirmation of the foregoing provisions, satisfactory to Lender, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

        4. Tenant agrees with Lender that if Lender shall succeed to the interest of Landlord under the Lease, Lender shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to Lender, or (e) bound by any amendment or modification of the Lease made without Lender's consent, or (f) bound by any provision in the Lease which obligates the Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's consent.

        5. Tenant shall provide Lender with a copy of any written notice that Tenant sends to or receives from Landlord no later than 10 days after transmission or receipt. In the event that the Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to the Lender and the Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including and without limitation, any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder for a period of ten (10) days after receipt of such written notice thereof by the Lender with respect to any such default capable of being cured by the payment of money and for a period of thirty (30) days after receipt of such written notice thereof by the Lender with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence by cured within such thirty (30) day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if Lender shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

        6. Tenant agrees with Lender that Tenant's estate in the Premises shall not be conveyed or encumbered without the written consent of the Lender so long as the Lease is in effect.

        7. This Agreement shall bind and inure to the benefit of all parties hereto, their successors and assigns. As used herein the term "Tenant" shall include the Tenant, its successors and assigns; the words "foreclosure and "foreclosure sale: as used herein shall be deemed to include the acquisition of Landlords' estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Lender" shall include the Lender herein specifically named and any of its successors and assigns, including anyone who shall succeed to Landlord' interest in the Premises by, through or under foreclosure of the mortgage.

        8. This Agreement shall not be modified or amended except in writing signed by the parties hereto.

        9. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

        10. Notwithstanding any of the other provisions hereof, this Agreement is not intended to create and shall not be deemed to create any personal liability on the part of tenant for repayment of the loan secured by the mortgage.

        IN WITNESS WHEREOF the parties hereto have placed their hands and seals the day and year first above written.

LANDLORD:                                   TENANT:

*                                           *
------------------------------------        ------------------------------------

By: *                                       By: *
   ---------------------------------           ---------------------------------
Its: *                                      Its: *
    --------------------------------            --------------------------------

By:                                         By:
   ---------------------------------           ---------------------------------
Its:                                        Its:
    --------------------------------            --------------------------------


LENDER:

U.S. BANK NATIONAL ASSOCIATION

By: *
   ---------------------------------
Its: *
    --------------------------------

State of California      )
                         ) ss.
County of Contra Costa   )

On ___________, before me,_______________________________ , personally appeared, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.


                                            ------------------------------------
                                            SIGNATURE OF NOTARY







State of California      )
                         ) ss.
County of Contra Costa   )

On ___________, before me, _____________________________________ , personally appeared, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.


                                            ------------------------------------
                                            SIGNATURE OF NOTARY








State of California      )
                         ) ss.
County of Contra Costa   )

On ___________, before me, _______________________________________ , personally appeared, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.


                                            ------------------------------------
                                            SIGNATURE OF NOTARY

                                   ADDENDUM 1
                         OPTION TO EXTEND THE LEASE TERM


This Addendum 1 ("Addendum 1") is incorporated as a part of that certain Lease Agreement dated May 15, 2000 (the "Lease"), by and between NEW FOCUS, INC., a California corporation ("Tenant"), and LINCOLN-RECP HELLYER OPCO, L.L.C., a Delaware limited liability company ("Landlord"), for the leasing of those certain premises located at 4747 Hellyer Avenue, San Jose, California as more particularly described in Exhibit A to the Lease (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. GRANT OF EXTENSION OPTION. Subject to the provisions, limitations and conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the initial term of the Lease for five (5) years (the "Extended Term").

2. TENANT'S OPTION NOTICE. Tenant shall have the right to deliver written notice to Landlord of its intent to exercise this Option (the "Option Notice"). If Landlord does not receive the Option Notice from Tenant on a date which is neither more than three hundred sixty-five (365) days nor less than two hundred seventy (270) days prior to the end of the initial term of the Lease, all rights under this Option shall automatically terminate and shall be of no further force or effect. Upon the proper exercise of this Option, subject to the provisions, limitations and conditions set forth in Paragraph 5 below, the initial term of the Lease shall be extended for the Extended Term.

3. ESTABLISHING THE INITIAL MONTHLY BASE RENT FOR THE EXTENDED TERM.

        (a) The initial monthly Base Rent for the Extended Term shall be the then current market rent for the highest and best use for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the current market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises, as reasonably determined by Landlord.

        (b) Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within ten (10) days of receipt by Landlord of the Option Notice, such Base Rent shall be determined by appraisal in the manner provided in subsection (c) below.

        (c) If Landlord and Tenant are unable to agree upon the amount of Base Rent payable during the Extended Term, as provided above, they each shall, not later than ten (10) days after the end of the period for attempting to agree upon Base Rent, appoint an independent broker who shall have at least ten (10) years' experience in the commercial real estate market in which the Premises is located and shall be familiar with the valuation of comparable property in such area and otherwise qualified to act as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within said ten (10) day period, each party shall notify the other party in writing of the name, address, telephone number and qualifications of its broker so appointed. If either party shall fail to notify the other party of its named broker within said ten (10) day period, the determination of Base Rent by the single broker appointed shall be conclusive and binding upon both Landlord and Tenant.

                (i) The brokers appointed pursuant to this subsection (c) shall determine the "Fair Rental Value" for the Premises as of the date of calculation thereof.

                (ii) The brokers shall, not later than two (2) months prior to the expiration of the Term, report in writing to the party appointing him/her their opinion as to the Fair Rental Value. Each party shall, promptly upon receipt of the valuation report from its broker, provide the other party with a copy thereof. Not later than one and one-half (1 _) months prior to the expiration of the Term, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent based upon the reports of the brokers. If Landlord and Tenant are unable to agree on the Base Rent within the time specified above, the brokers shall appoint a third broker, qualified as aforesaid, who shall, not later than one
(1) month prior to the expiration of the Term, determine the Fair Rental Value on the basis of the two valuation reports previously prepared and consultation with such brokers and/or other experts and competent authorities as such third broker shall deem relevant or appropriate in his/her discretion. So long as it is not inconsistent with any of the express provisions of this Lease and is not arbitrary and capricious, the written report and determination of Fair Rental Value by the third broker shall be accepted by Landlord and Tenant as the Base Rent, which determination shall be final and binding and enforceable in a court of competent jurisdiction with the same force and effect as if the same were a judgment duly entered by such court. In the event that the two originally appointed brokers cannot for any reason agree on a third broker, then either Landlord or Tenant, on behalf on both, may request appointment of such third broker by the then Chief Judge of the United States District Court having jurisdiction over the Premises, and neither party shall raise any question as to such Judge's full power and jurisdiction to entertain the application for and make such appointment hereunder.

                (iii) In the use of brokers hereunder, each party shall pay the fees and expenses of its own broker and shall share equally the fees and expenses of any third broker appointed hereunder.

        (d) Upon determination of the initial monthly Base Rent for the Extended Term pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for the Extended Term. Tenant shall have no other right to further extend the term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing. In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing.

4. CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE EXTENDED TERM. If Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option. Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5. LIMITATIONS ON, AND CONDITIONS TO, EXTENSION OPTION. This Option is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease, except for permitted transfers to Affiliates. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant is in default of any provision of the Lease on the date Landlord receives the Option Notice; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord; and/or (4) Tenant has failed to exercise properly this Option in a timely manner in strict accordance with the provisions of this Addendum 1; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms and provisions of the Lease.

6. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every time period described in this Addendum 1.



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

                                   ADDENDUM 2
                              RIGHT OF FIRST OFFER


This Addendum 2 ("Addendum 2") is incorporated as a part of that certain Lease Agreement dated May 15, 2000 (the "Lease"), by and between NEW FOCUS, INC., a California corporation ("Tenant"), and LINCOLN-RECP HELLYER OPCO, L.L.C., a Delaware limited liability company ("Landlord"), for the leasing of those certain premises located at 4747 Hellyer Avenue, San Jose, California as more particularly described in Exhibit A to the Lease (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

During only the initial term of the Lease, Tenant shall have a one-time (not continuing) right to make a first offer to lease (the "Right of First Offer") from Landlord all of the contiguous 25,000 square foot premises immediately adjoining the Premises, as such expansion space is specified in Exhibit H attached hereto and made a part hereof (the "Expansion Space"). Tenant's Right of First Offer, as granted herein, is subject to the following conditions:

        i. The Right of First Offer for the Expansion Space shall be subject to the rights and options of the existing tenant of the Expansion Space (together with their successors and assigns) presently occupying said Expansion Space pursuant to the terms and provisions of such existing tenant' lease, as such lease may be later modified, amended or extended;

        ii. The Right of First Offer for the Expansion Space shall be void if Tenant has been more than twice during the twelve (12) month period immediately preceding the date of Landlord's Availability Notice (defined below), or at the time of exercise of the Right of First Offer, is then presently in default in the performance of any of its obligations under the Lease beyond any applicable cure periods; and

        iii. The Right of First Offer for the Expansion Space shall be subject to Landlord's review and approval of Tenant's then current financial condition [which financial condition shall be deemed to be acceptable to Landlord so long as (a) Tenant, at the time of exercise of the Right of First Offer and for the prior twelve month period of time prior to Tenant's exercise of this Right of First Offer, has a tangible net worth of One Hundred Million and 00/100 Dollars ($100,000,000.00) and has achieved a net profit of at least Five Million and 00/100 Dollars ($5,000,000.00) for two (2) consecutive quarters, or (b) the Letter of Credit shall still be in effect in the amount required by Section 35 of the Lease, and in the possession of and available for use by Landlord, provided that the amount of such Letter of Credit shall, prior to the delivery of possession of the Expansion Premises to Tenant, be increased such that the proportion of the increased Letter of Credit to the prior amount of the Letter of Credit is the same as the proportion of the area of the entire Premises, including the Expansion Premises, to the prior area of the Premises].

Provided the foregoing conditions are satisfied when the Expansion Space becomes available, then if the Expansion Space becomes vacant, and Landlord desires to lease the Expansion Space, Landlord shall give Tenant written notice, by facsimile and by mail, describing the estimated date upon which Landlord can deliver the Expansion Space to Tenant, and the terms and conditions upon which Landlord is willing to lease the Expansion Space (a "Landlord's Availability Notice"). Tenant shall notify Landlord within three (3) business days following receipt of Landlord's Availability Notice of Tenant's election to lease the Expansion Space upon all of the terms specified in the Landlord's Availability Notice by written acceptance delivered to Landlord without any deviation in such offered terms (an "Election Notice"). If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that: (a) Tenant has elected not to lease said Expansion Space; (b) Landlord may thereafter enter into a lease agreement with a third party for the Expansion Space; and (c) all rights under this Right of First Offer with respect to the Expansion Space shall terminate and be of no further force or effect. Time is of the essence herein.

If Tenant duly and timely exercises this Right of First Offer as herein provided with respect to the Expansion Space, Tenant shall deliver to Landlord a refundable deposit of Fifty Thousand Dollars ($50,000.00) for the Expansion Space. The parties shall have ten (10) business days after Landlord receives the Election Notice for the Expansion Space and the non-refundable deposit therefor from Tenant in which to execute an amendment to the Lease setting forth the agreed-upon terms for such Expansion Space. Upon full execution of an amendment for the Expansion Space, the non-refundable deposit shall be credited toward the first month's Base Rent for the Expansion Space, as agreed between the parties.

This Right of First Offer shall terminate and be of no force or effect if the Premises are being subleased to a party other than an Affiliate or party who occupies more than 50% of the Premises for the remaining Term of the Lease at the time that this Right of First Offer for the Expansion Space is offered to Tenant.

Except to an Affiliate in accordance with the provisions of Section 14.8 of the Lease, this Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease. If Tenant duly and timely exercises this Right of First Offer for the Expansion Space, Landlord and Tenant shall execute an amendment to this Lease, adding the Expansion Space to the Premises and adjusting the Base Rent and Tenant's proportionate share of the items set forth in Sections 6 and 7 of this Lease. If Tenant does not elect to exercise the Right of First Offer granted herein for the Expansion Space (or it is deemed that Tenant has not elected to exercise this Right of First Offer due to the lapse of time or any other failure of Tenant to strictly comply with the provisions of this Addendum 2), based upon the material terms proposed by Landlord in the applicable Landlord's Availability Notice, all rights of Tenant under, in or to this Right of First Offer for the Expansion Space shall terminate and be of no further force or effect.



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